OFFICE BROUGHT TO LIFE Exhibit 99.3 C o m p a n y P r e s e n t a t i o n NOV'18 Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver

Focused strategy Proven execution WHY High-quality portfolio TIER? Significant value creation opportunities Flexible balance sheet Experienced management team Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver

THIRD + SHOAL Delivered 2018 3

Targeted Approach Focus + Strategy Experience + Innovation Service + Sustainability Legacy Union One, Dallas Domain 11 & 12, Austin (Rendering) Bank of America Plaza, Charlotte Seven Target Growth Markets Value Creation TIER ONE Property Services High-growth, demand-driven Proven track record in publicly- Unparalleled customer service & markets traded real estate companies operational excellence Amenity-rich, high-density Successful history of investing & Operating & developing to highest submarkets – TIER1 submarkets creating value in target markets sustainability standards High-quality, Class A office Ability to complete complex A leader in BOMA 360 properties transactions designations Emphasis on LIVE.WORK.PLAY Demonstrated path toward long- Significant LEED & Energy Star environments term value creation certifications 4

DOMAIN 10, 11 & 12 Delivering 2018 - 2020 5

Seven Target Growth Markets TIER REIT targets high-growth, demand-driven TIER1 submarkets that will benefit most from population and office-using employment growth Nashville Denver CBD Charlotte West End CBD / LoDo The Gulch Uptown Platte River SouthPark Cherry Creek Austin Atlanta CBD Midtown The Domain Buckhead Southwest Houston Dallas Westchase Preston Center The Galleria Plano Legacy Target growth market Katy Freeway West Uptown Current market location 6

Target Market Dynamics1 Nashville • AllianceBernstein relocating over 1,000 jobs from NYC to Nashville Denver • Over 200 companies have relocated or Charlotte expanded here in the past two years • Colorado ranked fifth best • Third largest banking state for business center in U.S. • Robust economy and outdoor • North Carolina ranked activities lure a young, ninth best state for educated workforce business Our markets attract the evolving workforce and offer Austin a more favorable Atlanta • Largest U.S. tech hub per business climate • Georgia ranked capita outside Silicon seventh best state Valley, in the best ranked for business state for business • Overall asking rents • Facebook, Amazon, Google, increased 19 of 20 Indeed, Oracle and Apple past quarters, have tripled occupied Houston Dallas reaching historic square footage since 2011 highs • Energy capital of the • Major corporate expansions world with 21 Fortune include State Farm, Toyota, 500 companies Liberty Mutual, JPMorgan • Fastest growing and Charles Schwab metro population in • Business costs 20% lower U.S. since 2000 than core coastal markets 1 State business rankings according to "America's Top States for Business 2018" by CNBC; additional market data according to CoStar, JLL and Forbes 7

Proven Execution1 $34.8 35 $29.4 30 ~$352mm invested Value 25 Creation 20 9%+ cash $16.8 development yield 15 NAV + Dividend 10 $213mm estimated $5.2 value creation Est. Development Cash NOI $mm 5 $2.8 0 2018 2019 2020 2021 2022 Domain 8 Third + Shoal Domain 11 Domain 12 Delivery of Core & Shell 2Q'17 3Q’18 4Q'18 4Q’19 % Leased 100% 99.7% 98% 100% Cost at Ownership % $42.2 $74.0 $114.2 $121.4 Estimated Stabilized Cash NOI $4.7 $8.1 $10.9 $11.4 Estimated Value Created $15.7 $28.2 $83.7 $85.6 1 Estimated stabilized Cash NOI and value created, assuming a 5.5% exit capitalization rate less actual or budgeted development costs, at ownership share during the development period; e.g., Domain 8 estimated stabilized cash NOI excludes 50% remaining interest subsequently acquired 8

9

DOMAIN 8 Delivered 2017 10

High-Quality Portfolio Approximately 98% of NOI derived from our high-growth, demand-driven target markets1 Other 2% Additional Quality Indicators1 Charlotte 13% Nearly 50% of NOI from properties constructed since 2012 Houston 12% NOI Enviable roster of investment- by grade tenants Market1 Austin 56% Dallas 17% Weighted average lease life of approximately 6.2 years Third + Shoal Domain 3 Interior 1 September 30, 2018 operating portfolio GAAP NOI pro forma for Third + Shoal, Domain 8, Domain 10, Domain 11, and Domain 12 at stabilization and ownership share; and disposition of Plaza at MetroCenter and potential disposition of Eldridge Place 11

THE DOMAIN 3 2 d d 11 d 12 4 d d 9 8 d G D d d d 7 d 10 d Operating / in-process d development property d Future development property Operating property & future Rendering d redevelopment 12

Significant Value Creation: Austin Domain 9 & 10 Development TIER's Opportunity at The Domain (K SF) 4,000 Opportunity to create ~$2.10 to $2.70/share of incremental value1 2,000 Value 3,000 Creation Domain 9 (Rendering) NAV + 2,000 Dividend 1,000 Cash on cash yield of ~8.5%+1 1,000 600 Domain 9 & 10 Domain 10, 9 & 12 (Rendering) 630 0 1 Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs 13

Significant Value Creation: Austin Domain D & G Development TIER's Opportunity at The Domain (K SF) 4,000 Currently a 5.6 acre parking lot 2,000 Value 3,000 Creation Conceptual Rendering NAV + 2,000 Dividend 1,000 Opportunity to build scale Domain D & G & develop office adjacent 1,000 to Domain 4 site 600 Domain 9 & 10 630 Conceptual Rendering 0 14

Significant Value Creation: Austin Domain Point Redevelopment TIER's Opportunity at The Domain (K SF) 4,000 Covered land play on 9.5 acres 2,000 Value 3,000 Creation Domain Point 2 Domain Point NAV + 2,000 Dividend 1,000 Opportunity to urbanize Domain D & G Domain Point as a mixed- 1,000 use redevelopment 600 Domain 9 & 10 630 Domain Point 0 15

Significant Value Creation: Austin Domain 3 & 4 Redevelopment TIER's Opportunity at The Domain (K SF) Domain 3 & 4 4,000 Covered land play on 8.8 acres 2,000 Value 3,000 Creation Conceptual Rendering Domain 4 Site Domain Point NAV + 2,000 Dividend 1,000 Opportunity to increase Domain D & G density & bring additional 1,000 mixed-use to the heart of 600 The Domain Domain 9 & 10 Conceptual Rendering Domain 4 Site 630 0 16

DOMAIN REDEVELOPMENT Conceptual Rendering Domain D, G & 4 17

Significant Value Creation: Dallas Legacy Union Two & Three Development TIER's Opportunity at Legacy Union (K SF) 600 Legacy Opportunity to create Union Three ~$1.47 to $1.75/share of incremental value1 500 300 Value Creation 400 Legacy Union Two & Three (Rendering) 300 NAV + Legacy Dividend Union Two Cash on cash 200 yield of ~8.5%+1 300 100 Legacy Union Three (Rendering) 0 1 Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs 18

Existing Future Legacy Union Three Legacy Legacy Union Union One Two Rendering Acquired 2015 & 2017 19

Flexible Balance Sheet1 Capital Structure ($mm) Debt Maturities ($mm) 33% Total estimated enterprise value: $2,151 67% Mortgage debt Unsecured bank debt $300 Mortgage debt $ 168 $291 Unsecured term loan 575 Unsecured revolver 16 Cash (53) Total net debt $ 706 $102 $66 2 Estimated equity value 1,445 $0 $0 $0 Total est. enterprise value $ 2,151 2018 2019 2020 2021 2022 Thereafter Total net liquidity of $358mm 1 Data shown as of 9.30.18 pro forma for the disposition of Plaza at MetroCenter 2 Estimated equity value is based on common stock, restricted stock, and restricted stock units outstanding multiplied by third-party NAV of ~$27 per share 20

Experienced Management Team Significant real estate & public company experience spanning 30+ years Scott Fordham Dallas Lucas Bill Reister Jim Sharp Heath Johnson Scott McLaughlin Chief Executive President & Chief EVP & Chief Chief Financial Managing Director Senior Vice President Officer & Director Operating Officer Investment Officer Officer & Treasurer Asset Management Investor Relations Our team is 100% committed to optimizing the value of TIER’s common stock through execution of our strategic plan or pursuing other strategic alternatives, including public or private execution 21

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” "will," “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook,” “would,” “could,” “should,” “objectives,” “strategies,” “opportunities,” “goals,” “position,” “future,” “vision,” “mission,” “strive,” “project” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) the availability and terms of financing, including the impact of higher interest rates on the cost and/or availability of financing; (vii) our ability to strategically acquire, develop or dispose of assets on favorable terms or at all; (viii) our level of debt and the terms and limitations imposed on us by our debt agreements; (ix) our ability to retain our executive officers and other key personnel; (x) unfavorable changes in laws or regulations impacting our business or our assets; and (xi) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our most recent Form 10-K, as filed with the Securities and Exchange Commission. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

Austin Office-Using Employment & Population Growth1 The Domain The Terrace Third + Shoal Portfolio Snapshot Market Commentary1 Top-tier market with a highly educated workforce combined with pro-business government policy 8.9% Class A direct vacancy unchanged from prior year YoY: 2.2% Class A rent growth / 0.9mm SF net absorption QoQ: 1.9% overall rent growth / 0.4mm SF net absorption The Terrace Third+Shoal Domain 7 3.9mm SF under construction, ~64% pre-leased Five-year forecast of 1.5% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q’18 23

Dallas-Fort Worth Office-Using Employment & Population Growth1 Legacy Union 5950 Sherry Lane Burnett Plaza Portfolio Snapshot Market Commentary1 DFW’s diversified economy, affordability, location and quality of labor have put it on many corporate relocation lists 18.1% Class A direct vacancy, up from 17.5% in prior year YoY: 0.1% Class A rent growth / 4.6mm SF net absorption QoQ: 2.1% Class A rent growth / 1.0mm SF net absorption 4.6mm SF under construction, ~64% pre-leased Legacy District Burnett Plaza 5950 Sherry Lane Five-year forecast of 2.1% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q’18 24

Houston Office-Using Employment & Population Growth1 Eldridge Place BriarLake Plaza Portfolio Snapshot Market Commentary1 Office demand will take time to return to normal following energy-related headwinds and Hurricane Harvey 25.4% Class A total vacancy, up from 24.2% in prior year YoY: 0.1% Class A rent growth / (0.9mm) SF net absorption QoQ: 2.9% Class A rent growth / 0.7mm SF net absorption BriarLake Plaza Eldridge Place Sublease inventory of 8.7mm SF as of 3Q’18 3mm SF under construction, ~46% pre-leased 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q’18 25

Charlotte Office-Using Employment & Population Growth1 Bank of America Plaza Portfolio Snapshot Market Commentary1 Charlotte’s central location, affordable living costs and young, educated workforce make it a banking and finance hub 12.3% Class A direct vacancy, up from 10.2% in prior year YoY: 5.7% Class A rent growth / 0.7mm SF net absorption QoQ: 0.9% Class A rent growth / <0.1mm SF net absorption Bank of America Plaza 1.6mm SF under construction, ~72% pre-leased Five-year forecast of 2.8% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q’18 for the Charlotte CBD 26

UPTOWN CHARLOTTE 27

Focused strategy Proven execution High-quality portfolio INVESTMENT RATIONALE Significant value creation opportunities Flexible balance sheet ir@tierreit.com www.tierreit.com Experienced management team 972.483.2400 Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver